SUMMARY PROSPECTUS	OCTOBER 28, 2010

Quaker Akros Absolute Strategies Fund

Tickers: Class A AARFX, Class C QASDX, Class I QASIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/prospectuses. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Akros Absolute Strategies Fund (the “Fund”) seeks to provide long-term capital appreciation and income, while seeking to protect principal during unfavorable market conditions.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 42 of the Fund’s Prospectus and the “Shareholder Information” section on page 50 of the Trust’s Statement of Additional Information (the “SAI”).

Shareholder Fees
(fees paid directly						Institutional
from your investment)		Class A		Class C		Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		5.50%		NONE		NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees		1.25%		1.25%		1.25%

Distribution (12b-1) Fees		0.25%		1.00%		NONE

Other Expenses	0.43%		0.43%		0.43%

Dividends on Short Positions	0.04%		0.04%		0.04%

Total Other Expenses		0.47%		0.47%		0.47%

Acquired Fund Fees and Expenses		0.07%		0.07%		0.07%

Total Annual Fund Operating Expenses(1)		2.04%		2.79%		1.79%

Fee Waiver and/or Expense Reimbursement(2)		–0.05%		–0.05%		–0.05%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement		1.99%		2.74%		1.74%

(1)	The ratios of total annual fund operating expenses in this table (the “Expense Ratios”) do not match the ratio of expenses to average net assets in the “Financial Highlights” section of the prospectus because the Expense Ratios reflect the operating expenses of the Fund and any acquired fund fees and expenses. The ratio of expenses to average net assets in the Fund’s “Financial Highlights” are not required to reflect any acquired fund fees and expenses.
(2)	The Adviser, pursuant to a contractual fee waiver agreement (the “Fee Waiver Agreement”) has agreed to waive its management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (excluding 12b-1 fees) when they exceed 1.74% of the Fund’s average daily net assets (the “Annualized Expense Ratio”). The Fee Waiver Agreement has been approved for the period from August 27, 2010 to October 28, 2011. In accordance with the Fee Waiver Agreement, any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) years following the time at which the Adviser waived fees and/or assumed expenses for the Fund under the Fee Waiver Agreement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio. This Fee Waiver Agreement shall be terminated upon the termination of the Advisory Agreement or, with respect to the Fund, in the event of its merger or liquidation.

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example gives effect to the contractual expense reimbursement for 1 year and the first year of 3 years, 5 years and 10 years. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes a 5% return each year, with operating expenses staying the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$741	$1,154	$1,588	$2,789

CLASS C	$277	$865	$1,474	$3,119

INSTITUTIONAL CLASS	$177	$563	$970	$2,105

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year ended August 31, 2010, the Fund’s portfolio turnover rate was 374.00% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund employs absolute return strategies to seek positive returns regardless of market conditions. The Fund’s investment sub-adviser, Akros Capital, LLC (the “Sub-adviser”), will invest in securities, including common and preferred stock, of companies of any size, debt securities and derivatives:

•	Common Stocks. The Fund may invest in common stocks of U.S. companies of any size and common stocks of American Depository Receipts (“ADRs”) of foreign companies.

•	Short Sales. The Fund may invest up to 50% of its net assets in short sales at any given time.

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Quaker Akros Absolute Strategies Fund

•	Exchange-Traded Funds. Beyond pursuing its investment objective by direct investment, the Fund may also invest in shares of other investment companies that invest in the types of securities mentioned above, including shares of exchange-traded funds (“ETFs”).

•	Derivative Instruments (Including Futures, Options and Swaps). The absolute return strategies employed by the Fund may include the use of derivatives. For example, the Fund may write (sell) call options on securities that it owns. This would allow the Fund to generate income on securities that the Portfolio Manager is willing to sell at higher prices. In addition, the Fund may write (sell) put options on securities that the Portfolio Manager is willing to buy at lower prices. The Fund may also buy put and call options from time to time. Similarly, futures contracts may be used to decrease (hedge) or increase market exposure, but are more often used to decrease (hedge) exposure. The Fund may invest (up to 20% of its net assets in margin requirements) in futures contracts on stock indexes, a wide variety of swap agreements, options on futures contracts and other financial instruments such as options on securities and stock index options.

•	Foreign Securities. The Fund may invest up to 30% of its net assets in foreign securities, including ADRs and European Depository Receipts (“EDRs”).

•	Debt Instruments. The Fund may invest up to 100% of its net assets in debt instruments, including convertible debt.

•	Below Investment Grade Debt Instruments. The Fund may invest up to 30% of its net assets in debt securities that fall below investment grade debt — commonly referred to as “junk bonds.”

•	Mortgage-Backed and Asset-Backed Securities. The Fund may invest in asset-backed securities, such as automobile receivables, credit-card receivables, equipment leases, health-care receivables, home-equity loans, litigation-finance notes and student loans, as well as mortgage-backed securities and Federal Home Loan Bank securities, and other fixed-income securities of higher credit quality.

•	Tactical Allocation. Because the Fund is a tactical allocation fund, the assets of the Fund will shift on a short-term basis to take advantage of perceived differences in relative values of the various asset classes. The Fund will tactically allocate capital among a diverse range of trading strategies and markets, wherever the portfolio manager perceives opportunity.

The maximum position of the Fund in stocks, either directly through stocks or indirectly through options, futures and swaps, will be limited to 125% of its net assets.

The Sub-adviser invests mainly in common stocks of U.S. and non-U.S. companies. Investments in equity securities (growth or value stocks or both) are of companies of any size. The Sub-adviser may consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The Sub-adviser also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes. The Sub-adviser may also invest in fixed income securities of short- to long-term maturities that are either investment-grade or below investment-grade in quality. The Sub-adviser may also invest in other fixed income securities, such as mortgage-backed investments. When deciding whether to buy or sell fixed income instruments, the Sub-adviser may consider, among other things, credit, interest rate, and prepayment risks, as well as general market conditions. The Sub-adviser may also select other investments that do not fall within these asset classes.

The Sub-adviser determines the asset allocation mix of the portfolio by assessing the macro environment, analyzing the Fund’s risk exposure and then investing in a manner consistent with those findings.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Common Stock Risk. Risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence or instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Short Selling Risk. Positions in shorted securities are speculative and more risky than long positions. Such investments involve the risk of an unlimited increase in the market price of the security sold short, which could result in a theoretically unlimited loss. Short sale strategies are often categorized as a form of leveraging or speculative investment. The use of leverage may multiply small price movements in securities into large changes in value. As a result of using leverage, the Fund’s share price may be more volatile than if no leverage were used.

•	Exchange-Traded Fund Risk. The cost of investing in an ETF will generally be higher than the cost of investing directly in the underlying fund shares. Shareholders will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses.

•	Derivative Instruments (Including Futures, Options and Swaps) Risk. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the price of derivatives.

•	Foreign Securities Risk. Investments in foreign securities involve greater risks compared to domestic investments for the following reasons: foreign companies may not be subject to the regulatory requirements of U.S. companies, so there may be less publicly available information about foreign issuers than U.S. companies; foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes; such taxes may reduce the net return to Fund shareholders; foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values.

•	Small- and Mid-Cap Company Risk. Investing in small and medium-size companies, even indirectly, may involve greater volatility than investing in larger and more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity, and their prices may be more volatile.

•	Large-Cap Company Risk. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•	Interest Rate Risk. Fixed-income securities are subject to the risk that the securities could lose value because of interest rate changes.

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For example, bonds tend to decrease in value as interest rates rise. Debt obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than debt obligations with shorter maturities.

•	Debt Instruments Risk. Debt instruments are generally subject to the risk that the issuer will default on interest or principal payments.

•	Below Investment Grade Debt Risk. Adverse changes in the creditworthiness of an issuer can have an adverse effect on the value of the issuer’s securities. Investments in below investment grade debt are considered to be more speculative and susceptible to credit risk than higher quality fixed income securities. Lower rated securities, including junk bonds, also involve higher risks in that they are especially subject to price fluctuations in response to changes in interest rates.

•	Mortgage-Backed and Asset-Backed Securities Risk. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the Fund would have to invest at lower interest rates. Conversely, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

•	Portfolio Turnover Risk. Because the Fund has a very high rate of portfolio turnover, it will incur significant additional costs due to brokerage commission expenses (and dealer spreads built into the cost of securities) than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization for federal income tax purposes of additional net capital gains, which also may result in substantial ordinary income to shareholders and negatively affect the Fund’s after-tax performance.

•	Non-Diversification Risk. The Fund is not a “diversified” fund, which means the Fund may allocate its investments to a relatively small number of issuers or to a single industry, making it more susceptible to adverse developments of a single issuer or industry. As a result, investing in the Fund is potentially more risky than investing in a diversified fund that is otherwise similar to the Fund.

•	Management Risk. The Sub-adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

Annual Total Returns — Class A Shares as of December 31, 2009(1)

Highest Performing Quarter:	8.93	% in 2nd quarter of 2009
Lowest Performing Quarter:	–8.79	% in 4th quarter of 2008

The Fund’s cumulative year-to-date return through September 30, 2010 was 2.32%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free at 800-220-8888.

Average Annual Total Returns as of December 31, 2009(1)

	1 Year	Lifetime

Class A Return Before Taxes (Inception Date: September 30, 2005)	13.94%	2.53%

Class A Return After Taxes on Distributions	11.83%	0.95%

Class A Return After Taxes on Distributions and Sale of Fund Shares	9.16%	1.28%

Class C Return Before Taxes (Inception Date: October 4, 2010)	N/A	N/A

Institutional Class Return Before Taxes (Inception Date: October 4, 2010)	N/A	N/A

S&P 500 Total Return Index	26.46%	–0.15%

(1)	Performance information prior to October 4, 2010 represents that of the Akros Absolute Return Fund (the “Akros Fund”) a series of the Trust for Professional Managers. On October 4, 2010, the Akros Fund was reorganized into the Fund (the “Reorganization”). Prior to the Reorganization, the Fund had no assets or liabilities. The Fund has investment objectives, strategies and policies substantially similar to those of the Akros Fund, which was advised by the Fund’s sub-adviser, Akros Capital, LLC.

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

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SUB-ADVISER AND PORTFOLIO MANAGER

Akros Capital, LLC (“Akros”), serves as investment sub-adviser to the Fund.

Brady T. Lipp, founder, Managing Principal and Chief Executive Officer of Akros, is the Senior Portfolio Manager, and has been responsible for the day-to-day management of the Fund’s portfolio since 2005.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

The minimum investment for Institutional Class Shares is $1 million, although the Adviser has the ability to waive the minimum at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

A current Statutory Prospectus and Statement of Additional Information, both dated October 28, 2010, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

QKSUAKA 102010

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701

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